NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund
Nationwide BNY Mellon Dynamic U.S. Equity Income Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide GQG US Quality Equity Fund
Nationwide Loomis All Cap Growth Fund
Nationwide WCM Focused Small Cap Fund

Supplement dated June 25, 2025
to the Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.
The first paragraph under the heading “Investing with Nationwide Funds – Share Classes – Class R6 Shares” on page 81 of the prospectus is hereby deleted in its entirety and replaced with the following:

Class R6 shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Class R6 shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to (i) written contracts entered into by the Distributor or its affiliate prior to April 1, 2014, and (ii) solely as it relates to the Nationwide Geneva Small Cap Growth Fund, written contracts entered into since that date by the Distributor or its affiliate with a limited number of selected financial intermediaries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE